                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO.      )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential, for Use of the Com-
                                         mission Only (as permitted by
                                         Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Revised Materials
[ ] Soliciting Material Pursuant to Section 140.12a-12 14a-12

                         VAN KAMPEN SENIOR INCOME TRUST

                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed per Exchange Act Rules 14a-6(i)(1) and 0-11.

[ ] Fee paid previously with preliminary materials.

                                --  JUNE 2005  --
--------------------------------------------------------------------------------
                                IMPORTANT NOTICE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 TO VAN KAMPEN
                        SENIOR INCOME TRUST SHAREHOLDERS
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

---------------------------------------
Although we recommend that you read the complete Joint Proxy Statement, we have provided for your convenience a brief overview of the issues to be voted on.
---------------------------------------
Q      WHY IS A SHAREHOLDER
       MEETING BEING HELD?

A      The Van Kampen Senior
Income Trust is traded on a nationally recognized stock exchange and is required to hold an annual meeting of shareholders.

Q      WHAT PROPOSAL WILL BE
       VOTED ON?

A      You are being asked to elect
nominees for the Board of Trustees.

Q      WILL MY VOTE MAKE
       A DIFFERENCE?

A      Yes, your vote is important
and will make a difference no matter how many shares you own. We encourage all shareholders to participate in the governance of their Fund.

Q      HOW DOES THE BOARD OF
       TRUSTEES RECOMMEND THAT I VOTE?

A      The Board recommends
that you vote "FOR ALL" of the nominees on the enclosed proxy card.

Q      HOW DO I VOTE MY PROXY?

A      You may cast your vote by
mail, phone or internet. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. If you choose to vote via phone or internet, please refer to the instructions found on the proxy card accompanying this Proxy Statement. To vote by phone or internet, you will need the "control number" that appears on the proxy card.

Q      WHERE DO I CALL FOR
       MORE INFORMATION?

A      Please call Van Kampen's
Client Relations Department at 1-800-341-2929 (Telecommunications Device for the Deaf users may call 1-800-421-2833) or visit our website at www.vankampen.com, where you can send us an e-mail message by selecting "Contact Us."

                              ABOUT THE PROXY CARD
--------------------------------------------------------------------------------

Please vote on each issue using blue or black ink to mark an X in one of the boxes provided on the proxy card.

ELECTION OF TRUSTEES - mark "FOR ALL," "WITHHOLD" or "FOR ALL EXCEPT."

To withhold authority to vote for any one or more individual nominee(s), check "FOR ALL EXCEPT" and write the nominee's name in the line below.

Sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.

[X]  PLEASE MARK
     VOTES AS IN
     THIS EXAMPLE

                         VAN KAMPEN SENIOR INCOME TRUST
                         ANNUAL MEETING OF SHAREHOLDERS
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                                             FOR ALL
                          FOR ALL  WITHHOLD  EXCEPT
1x.  Authority to vote        [ ]    [ ]       [ ]      2. To transact such other business as may
     for the election as                                   properly come before the Meeting.
     Class X Trustees
     the nominees named
     below:

XXXXXXXXX, XXXXXXXXX, XXXXXXXXX

     To withhold authority to vote for any one or more
     individual nominee check "For All Except" and write
     the
     nominee's name on the line below.
     ----------------------------------

Please be sure to sign and date this Proxy, Date

Shareholder sign here       Co-owner sign here

 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                   SAMPLE

                         VAN KAMPEN SENIOR INCOME TRUST

                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                            TELEPHONE (800) 341-2929

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD JULY 25, 2005

  Notice is hereby given to the holders of common shares of beneficial interest ("Common Shares") of the Van Kampen Senior Income Trust (the "Fund") that the Annual Meeting of Shareholders of the Fund (the "Meeting") will be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Monday, July 25, 2005, at 9:00 a.m., for the following purposes:

1.   To elect two Class I trustees, each by the holders of Common
     Shares of the Fund, to each serve for a three year term or until a successor shall have been duly elected and qualified.

2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

  Holders of record of the Common Shares the Fund at the close of business on June 6, 2005 are entitled to notice of and to vote at the Meeting and any adjournment thereof.

                                    By order of the Board of Trustees

                                    Lou Anne McInnis,
                                    Assistant Secretary
June 13, 2005

  THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT AND SEMI-ANNUAL REPORT TO ANY SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE FUND BY CALLING 1-800-341-2929 (TDD USERS MAY CALL 1-800-421-2833) OR BY WRITING TO THE FUND AT 1 PARKVIEW PLAZA, PO BOX 5555, OAKBROOK TERRACE, ILLINOIS 60181-5555.

  SHAREHOLDERS OF THE FUND ARE INVITED TO ATTEND THE MEETING IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN SUCH PROXY CARD(S), AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

  IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY PROMPTLY OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

  The Board of Trustees of the Fund recommends that you cast your vote:

  - FOR ALL of the nominees for the Board of Trustees listed in the Proxy Statement.

                            YOUR VOTE IS IMPORTANT.
                     PLEASE RETURN YOUR PROXY CARD PROMPTLY
                       NO MATTER HOW MANY SHARES YOU OWN.

                                PROXY STATEMENT

                         VAN KAMPEN SENIOR INCOME TRUST

                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                            TELEPHONE (800) 341-2929

                         ANNUAL MEETING OF SHAREHOLDERS

                                 JULY 25, 2005

                                  INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the "Trustees" or the "Board") of the Van Kampen Senior Income Trust (the "Fund") of proxies to be voted at an Annual Meeting of Shareholders of the Fund, and all adjournments thereof (the "Meeting"), to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Monday, July 25, 2005, at 9:00 a.m. The Meeting will be an annual meeting for the Fund. The approximate mailing date of this Proxy Statement and accompanying form of proxy is June 20, 2005.

  Participating in the Meeting are holders of common shares of beneficial interest (the "Common Shares") of the Fund. The purpose of the Meeting is to permit holders of the Fund's Common Shares to elect two Trustees.

  The Board has fixed the close of business on June 6, 2005 as the record date (the "Record Date") for the determination of holders of Common Shares of the Fund entitled to vote at the Meeting. Shareholders of the Fund on the Record Date are entitled to one vote per Common Share with respect to any proposal submitted to the shareholders of the Fund, with no Common Share having cumulative voting rights. At the close of business on June 6, 2005, there were issued and outstanding 180,010,000 Common Shares of the Fund.

  THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT TO ANY SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE FUND BY CALLING 1-800-341-2929 (TDD USERS MAY CALL 1-800-421-2833) OR BY WRITING TO THE FUND AT 1 PARKVIEW PLAZA, PO BOX 5555, OAKBROOK TERRACE, ILLINOIS 60181-5555.

VOTING AND SHAREHOLDER APPROVAL

  With respect to the election of Trustees, the affirmative vote of a plurality of the Common Shares of the Fund present at the Meeting in person or by proxy is required to elect each nominee for Trustee of the Fund. Election by plurality means those persons who receive the highest number of votes cast "FOR" up to the total number of persons to be elected as Trustees at the Meeting shall be elected. There is no cumulative voting with respect to the election of Trustees.

  THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS THAT YOU CAST YOUR VOTE "FOR ALL" OF THE NOMINEES FOR THE BOARD OF TRUSTEES LISTED IN THE PROXY STATEMENT.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted "FOR" each proposal as to which they are entitled to be voted. Abstentions and broker non-votes (i.e., where a nominee such as a broker, holding shares for beneficial owners, indicates that instructions have not been received from the beneficial owners, and the nominee does not exercise discretionary authority) are not treated as votes "FOR" a proposal. With respect to the election of Trustees, abstentions and broker non-votes are disregarded since only votes "FOR" are considered in a plurality voting requirement. A majority of the outstanding Common Shares of the Fund entitled to vote must be present in person or by proxy to have a quorum for the Fund to conduct business at the Meeting. Abstentions and broker non-votes will be deemed present for quorum purposes.

  Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, by recording later-dated voting instructions via the internet or automated telephone, or by attending the Meeting and voting in person.

  The Fund knows of no business other than the election of Trustees that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment. In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, proxies (including abstentions and broker non-votes) would be voted in favor of one or more adjournments of the Meeting to permit further solicitation of proxies, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

INVESTMENT ADVISER

  Van Kampen Asset Management serves as investment adviser to the Fund (the "Adviser"). The principal business address of the Adviser is 1221 Avenue of the Americas, New York, New York 10020. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen"). Van Kampen is one of the nation's largest investment management companies, with more than $99 billion in assets under management or supervision as of May 31, 2005. Van Kampen is a wholly owned subsidiary of Morgan Stanley.

OTHER SERVICE PROVIDERS

  The Fund has entered into an administration agreement and a legal services agreement with Van Kampen. Van Kampen's principal business address is 1221 Avenue of the Americas, New York, New York 10020. The Fund has also entered into an accounting services agreement with Van Kampen Asset Management.

                        PROPOSAL 1: ELECTION OF TRUSTEES

NOMINATION OF TRUSTEES

  Two Class I Trustees are to be elected at the Meeting, each to serve until the later of the Fund's Annual Meeting of Shareholders in 2008 or until a successor has been duly elected and qualified. Holders of Common Shares will vote with respect to two Class I Trustees: David C. Arch and Howard J Kerr. It is the intention of the persons named in the enclosed proxy to vote the Common Shares represented by them for the election of the respective nominees listed unless the proxy is marked otherwise.

  As in the past, only one class of trustees is being submitted to shareholders of the Fund for election at the Meeting. The Declaration of Trust of the Fund provides that the Board of Trustees shall consist of Trustees divided into three classes, the classes to be as nearly equal in number as possible. The Trustees of only one class are elected at each annual meeting so that the regular term of only one class of Trustees will expire annually and any particular Trustee stands for election only once in each three-year period. This type of classification may prevent replacement of a majority of Trustees of the Fund for up to a two-year period. The foregoing is subject to the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), Massachusetts state law, the Fund's Declaration of Trust and the Fund's Bylaws.

      INFORMATION REGARDING TRUSTEES AND NOMINEES FOR ELECTION AS TRUSTEE

  The business and affairs of the Fund are managed under the direction of the Board of Trustees. The tables below list the incumbent Trustees and nominees for Trustee, their principal occupations during the last five years, other directorships held by them and their affiliations, if any, with the Adviser, Van Kampen Funds Inc., Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services, Inc. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Proxy Statement. Trustees of the Fund generally serve three year terms or until their successors are duly elected and qualified. All nominees have consented to being named in this Proxy Statement and have agreed to serve if elected.

INDEPENDENT TRUSTEES

                                                                                                  NUMBER OF
                                          TERM OF                                                  FUNDS IN
                                         OFFICE AND                                                  FUND
                            POSITION(S)  LENGTH OF                                                 COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                       OVERSEEN
OF TRUSTEE                     FUNDS       SERVED    DURING PAST 5 YEARS                          BY TRUSTEE
David C. Arch(1) (59)       Trustee       Trustee    Chairman and Chief Executive Officer of          82
Blistex Inc.                             since 1998  Blistex Inc., a consumer health care
1800 Swift Drive                                     products manufacturer. Director of the
Oak Brook, IL 60523                                  Heartland Alliance, a nonprofit
                                                     organization serving human needs based in
                                                     Chicago. Director of St. Vincent de Paul
                                                     Center, a Chicago based day care facility
                                                     serving the children of low income
                                                     families. Board member of the Illinois
                                                     Manufacturers' Association.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF TRUSTEE                  HELD BY TRUSTEE
David C. Arch(1) (59)       Trustee/Director/Managing
Blistex Inc.                General Partner of funds in
1800 Swift Drive            the Fund Complex.
Oak Brook, IL 60523

                                                                                                  NUMBER OF
                                          TERM OF                                                  FUNDS IN
                                         OFFICE AND                                                  FUND
                            POSITION(S)  LENGTH OF                                                 COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                       OVERSEEN
OF TRUSTEE                     FUNDS       SERVED    DURING PAST 5 YEARS                          BY TRUSTEE
Rod Dammeyer(2) (64)        Trustee       Trustee    President of CAC, LLC., a private company        82
CAC, L.L.C.                              since 1998  offering capital investment and management
4350 LaJolla Village Drive                           advisory services. Prior to February 2001,
Suite 980                                            Vice Chairman and Director of Anixter
San Diego, CA 92122-6223                             International, Inc., a global distributor
                                                     of wire, cable and communications
                                                     connectivity products. Prior to July 2000,
                                                     Managing Partner of Equity Group Corporate
                                                     Investment (EGI), a company that makes
                                                     private investments in other companies.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF TRUSTEE                  HELD BY TRUSTEE
Rod Dammeyer(2) (64)        Trustee/Director/Managing
CAC, L.L.C.                 General Partner of funds in
4350 LaJolla Village Drive  the Fund Complex. Director
Suite 980                   of Stericycle, Inc., Ventana
San Diego, CA 92122-6223    Medical Systems, Inc., and
                            GATX Corporation and Trustee
                            of The Scripps Research
                            Institute. Prior to January
                            2005, Director of the
                            University of Chicago
                            Hospitals and Health
                            Systems. Prior to April
                            2004, Director of
                            TheraSense, Inc. Prior to
                            January 2004, Director of
                            TeleTech Holdings Inc. and
                            Arris Group, Inc. Prior to
                            May 2002, Director of
                            Peregrine Systems Inc. Prior
                            to February 2001, Director
                            of IMC Global Inc. Prior to
                            July 2000, Director of
                            Allied Riser Communications
                            Corp., Matria Healthcare
                            Inc., Transmedia Networks,
                            Inc., CNA Surety, Corp. and
                            Grupo Azcarero Mexico (GAM).

                                                                                                  NUMBER OF
                                          TERM OF                                                  FUNDS IN
                                         OFFICE AND                                                  FUND
                            POSITION(S)  LENGTH OF                                                 COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                       OVERSEEN
OF TRUSTEE                     FUNDS       SERVED    DURING PAST 5 YEARS                          BY TRUSTEE

Howard J Kerr(1) (69)       Trustee       Trustee    Prior to 1998, President and Chief               82
736 North Western Avenue                 since 1998  Executive Officer of Pocklington
P.O. Box 317                                         Corporation, Inc., an investment holding
Lake Forest, IL 60045                                company. Director of the Marrow
                                                     Foundation.

Hugo F. Sonnenschein(3)     Trustee       Trustee    President Emeritus and Honorary Trustee of       82
(64)                                     since 1998  the University of Chicago and the Adam
1126 E. 59th Street                                  Smith Distinguished Service Professor in
Chicago, IL 60637                                    the Department of Economics at the
                                                     University of Chicago. Prior to July 2000,
                                                     President of the University of Chicago.
                                                     Trustee of the University of Rochester and
                                                     a member of its investment committee.
                                                     Member of the National Academy of
                                                     Sciences, the American Philosophical
                                                     Society and a fellow of the American
                                                     Academy of Arts and Sciences.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF TRUSTEE                  HELD BY TRUSTEE

Howard J Kerr(1) (69)       Trustee/Director/Managing
736 North Western Avenue    General Partner of funds in
P.O. Box 317                the Fund Complex. Director
Lake Forest, IL 60045       of the Lake Forest Bank &
                            Trust.

Hugo F. Sonnenschein(3)     Trustee/Director/Managing
(64)                        General Partner of funds in
1126 E. 59th Street         the Fund Complex. Director
Chicago, IL 60637           of Winston Laboratories,
                            Inc.

INTERESTED TRUSTEES:

                                                                                                                    NUMBER OF
                                           TERM OF                                                                   FUNDS IN
                                          OFFICE AND                                                                   FUND
                             POSITION(S)  LENGTH OF                                                                  COMPLEX
NAME, AGE AND ADDRESS         HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                                        OVERSEEN
OF TRUSTEE                      FUND        SERVED    DURING PAST 5 YEARS                                           BY TRUSTEE

Richard F. Powers, III*(3)   Trustee       Trustee    Advisory Director of Morgan Stanley. Prior to December 2002,         82
(59)                                      since 1999  Chairman, Director, President, Chief Executive Officer and
1221 Avenue of the Americas                           Managing Director of Van Kampen Investments and its
New York, NY 10020                                    investment advisory, distribution and other subsidiaries.
                                                      Prior to December 2002, President and Chief Executive
                                                      Officer of funds in the Fund Complex. Prior to May 1998,
                                                      Executive Vice President and Director of Marketing at Morgan
                                                      Stanley and Director of Dean Witter, Discover & Co. and Dean
                                                      Witter Realty. Prior to 1996, Director of Dean Witter
                                                      Reynolds Inc.

Wayne W. Whalen*(2) (65)     Trustee       Trustee    Partner in the law firm of Skadden, Arps, Slate, Meagher &           82
333 West Wacker Drive                     since 1998  Flom LLP, legal counsel to certain funds in the Fund
Chicago, IL 60606                                     Complex.


NAME, AGE AND ADDRESS        OTHER DIRECTORSHIPS
OF TRUSTEE                   HELD BY TRUSTEE

Richard F. Powers, III*(3)   Trustee/Director/
(59)                         Managing General
1221 Avenue of the Americas  Partner of funds in
New York, NY 10020           the Fund Complex.

Wayne W. Whalen*(2) (65)     Trustee/Director/
333 West Wacker Drive        Managing General
Chicago, IL 60606            Partner of funds in
                             the Fund Complex.
                             Director of the
                             Abraham Lincoln
                             Presidential
                             Foundation.

---------------
(1) Designated as a Class I Trustee.

(2) Designated as a Class II Trustee.

(3) Designated as a Class III Trustee.

* Mr. Powers is an interested person of funds in the Fund Complex and the Adviser by reason of his affiliations with Morgan Stanley or its affiliates. Mr. Whalen is an interested person of funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

REMUNERATION OF TRUSTEES

  The compensation of Trustees and executive officers who are affiliated persons (as defined in 1940 Act) of the Adviser or Van Kampen is paid by the respective affiliated entity. The funds in the Fund Complex, including the Fund, pay the non-affiliated Trustees an annual retainer and meeting fees.

  Each fund in the Fund Complex (except the Van Kampen Exchange Fund) provides a deferred compensation plan to its non-affiliated Trustees that allows such Trustees to defer receipt of compensation and earn a return on such deferred amounts based upon the return of the common shares of the funds in the Fund Complex as selected by the respective non-affiliated Trustees. Each fund in the Fund Complex (except the Van Kampen Exchange Fund) also provides a retirement plan to its non-affiliated Trustees that provides non-affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.

  Each non-affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such non-affiliated Trustee until retirement. Amounts deferred are retained by the respective fund and earn a rate of return determined by reference to the return on the common shares of such fund or other funds in the Fund Complex as selected by the respective non-affiliated Trustee, with the same economic effect as if such non-affiliated Trustee had invested in one or more funds in the Fund Complex, including the Funds. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the non-affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

  The Fund has adopted a retirement plan. Under the retirement plan, a non-affiliated Trustee who is receiving Trustee's compensation from the Fund prior to such non-affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) for the Fund and retires at or after attaining the age of 60, is eligible to receive a retirement benefit each year for ten years following such Trustee's retirement from the Fund. Non-affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from the Fund. Each Trustee has served as a member of each Fund's Board of Trustees since the year of such Trustee's appointment or election as set forth in the "Information Regarding Trustees and Nominees for Election as Trustee" section of this Proxy Statement.

  Additional information regarding compensation and benefits for Trustees is set forth below. As indicated in the notes accompanying the table, the amounts relate to either the Fund's most recently completed fiscal year ended July 31, 2004 or the Fund Complex's most recently completed calendar year ended December 31, 2004.

                               COMPENSATION TABLE

                                                                  FUND COMPLEX
                                                ------------------------------------------------
                                                   AGGREGATE
                                                   PENSION OR                          TOTAL
                                                   RETIREMENT        AGGREGATE     COMPENSATION
                                  AGGREGATE         BENEFITS         ESTIMATED        BEFORE
                                 COMPENSATION       ACCRUED           ANNUAL       DEFERRAL FROM
                                   FROM THE        AS PART OF      BENEFITS UPON       FUND
            NAME(1)                FUND(2)      FUND EXPENSES(3)   RETIREMENT(4)    COMPLEX(5)
            -------              ------------   ----------------   -------------   -------------
INDEPENDENT TRUSTEES
David C. Arch..................    $10,327          $ 35,277         $147,500        $192,530
Rod Dammeyer...................     10,127            63,782          147,500         208,000
Howard J Kerr..................     10,327           140,743          146,250         208,000
Hugo F. Sonnenschein...........     10,327            64,476          147,500         208,000
INTERESTED TRUSTEE
Wayne W. Whalen................     10,327            72,001          147,500         208,000

---------------
(1) Trustees not eligible for compensation and retirement benefits are not included in the Compensation Table. Theodore A. Myers retired from the Board of Trustees of the Fund and other funds in the Fund Complex as of December 31, 2003.

(2) The amounts shown in this column are the aggregate compensation payable by the Fund for its fiscal year ended in July 31, 2004 before deferral by the Trustees under the deferred compensation plan. The following Trustees deferred compensation from the Fund during the fiscal year ended July 31, 2004: Mr. Dammeyer, $10,127; Mr. Sonnenschein, $10,327; and Mr. Whalen, $10,327. The cumulative deferred compensation (including interest) accrued with respect to each Trustee, including former Trustees, from the Fund as of the Fund's fiscal year ended July 31, 2004 is as follows: Mr. Dammeyer, $99,762; Mr. Kerr, $9,545; Mr. Sonnenschein, $94,454; and Mr. Whalen, $103,248.

(3) The amounts shown in this column represent the sum of the estimated pension or retirement benefit accruals expected to be accrued by the operating funds in the Fund Complex for their respective fiscal years ended in 2004. The retirement plan is described above the compensation table.

(4) For each Trustee, the amounts shown in this column represent the sum of the estimated annual benefits upon retirement payable per year by the current operating funds in the Fund Complex for each year of the 10-year period commencing in the year of such Trustee's anticipated retirement. The retirement plan is described above the compensation table.

(5) The amounts shown in this column are accumulated from the aggregate compensation of the operating investment companies in the Fund Complex for the calendar year ended December 31, 2004 before deferral by the Trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

BOARD COMMITTEES AND MEETINGS

  The Fund's Board of Trustees has one standing committee (an audit and governance committee). This committee is comprised solely of "Independent Trustees", which is defined for purposes herein as trustees who: (1) are not "interested persons" of the Fund as defined by the 1940 Act and (2) are "independent" of the

Fund as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards.

  The Board's audit committee consists of Messrs. Arch, Dammeyer, Kerr and Sonnenschein. In addition to being Independent Trustees as defined above, each of these Trustees also meets the additional independence requirements for audit committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The audit committee makes recommendations to the Board of Trustees concerning the selection of the Fund's independent public auditors, reviews with such auditors the scope and results of the Fund's annual audit and considers any comments which the auditors may have regarding the Fund's financial statements, books of account or internal controls. The Board of Trustees has adopted a formal written charter for the audit committee which sets forth the audit committee's responsibilities. The audit committee has reviewed and discussed the financial statements of the Fund with management as well as with the independent auditors of the Fund, and discussed with the independent auditors the matters required to be discussed under the Statement of Auditing Standards No. 61. The audit committee has received the written disclosures and the letter from the independent auditors required under Independence Standards Board Standard No. 1 and has discussed with the independent auditors their independence. Based on this review, the audit committee recommended to the Board of Trustees of the Fund that the Fund's audited financial statements be included in the Fund's annual report to shareholders for the most recent fiscal year for filing with the Securities and Exchange Commission ("SEC").

  In accordance with proxy rules promulgated by the SEC, a fund's audit committee charter is required to be filed at least once every three years as an exhibit to a fund's proxy statement. The audit committee charter for the Fund was attached as Annex A to the Fund's 2004 Proxy Statement.

  The Board's governance committee consists of Messrs. Arch, Dammeyer, Kerr and Sonnenschein. In addition to being Independent Trustees as defined above, each of these Trustees also meets the additional independence requirements for nominating committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The governance committee identifies individuals qualified to serve as Independent Trustees on the Board and on committees of the Board, advises the Board with respect to Board composition, procedures and committees, develops and recommends to the Board a set of corporate governance principles applicable to the respective Fund, monitors corporate governance matters and makes recommendations to the Board, and acts as the administrative committee with respect to Board policies and procedures, committee policies and procedures and codes of ethics. The Independent Trustees of the Fund select and nominate any other nominee

Independent Trustees for the respective Fund. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Trustees as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below.

  In accordance with proxy rules promulgated by the SEC, a fund's nominating committee charter is required to be filed at least once every three years as an exhibit to a fund's proxy statement. The governance committee charter for the Fund, which includes the Fund's nominating policies, was attached as Annex B to the Fund's 2004 Proxy Statement.

  During the fiscal year ended July 31, 2004, the Board of Trustees of the Fund held 14 meetings. During the Fund's last fiscal year, the audit committee held 6 meetings and the governance committee held 1 meeting (the Fund's audit committee and governance committee were combined into one committee during the Fund's last fiscal year). During the last fiscal year, each of the Trustees of the Fund during the period such Trustee served as a Trustee attended at least 75% of the meetings of the Board of Trustees and all committee meetings thereof of which such Trustee was a member.

SHAREHOLDER COMMUNICATIONS

  Shareholders may send communications to the Fund's Board of Trustees. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for such Trustee above. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

                               OTHER INFORMATION

EXECUTIVE OFFICERS OF THE FUND

  The following information relates to the executive officers of the Fund who are not Trustee nominees. Each officer also serves in the same capacity for all or a number of the other investment companies advised by the Adviser as of the date of this Proxy Statement. The officers of the Fund are appointed annually by the Trustees and serve for one year or until their respective successors are chosen and qualified. The Fund's officers receive no compensation from the Fund but may also be officers of the Adviser or officers of affiliates of the Adviser and receive compensation in such capacities.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  FUNDS           SERVED    DURING PAST 5 YEARS
Mitchell M. Merin (51)        President            Officer    President of funds in the Fund Complex. Chairman, President,
1221 Avenue of the Americas                       since 2002  Chief Executive Officer and Director of the Adviser and Van
New York, NY 10020                                            Kampen Advisors Inc. since December 2002. Chairman,
                                                              President and Chief Executive Officer of Van Kampen
                                                              Investments since December 2002. Director of Van Kampen
                                                              Investments since December 1999. Chairman and Director of
                                                              Van Kampen Funds Inc. since December 2002. President,
                                                              Director and Chief Operating Officer of Morgan Stanley
                                                              Investment Management since December 1998. President and
                                                              Director since April 1997 and Chief Executive Officer since
                                                              June 1998 of Morgan Stanley Investment Advisors Inc. and
                                                              Morgan Stanley Services Company Inc. Chairman, Chief
                                                              Executive Officer and Director of Morgan Stanley
                                                              Distributors Inc. since June 1998. Chairman since June 1998, and Director since January 1998 of Morgan Stanley Trust.
                                                              Director of various Morgan Stanley subsidiaries. President of the Morgan Stanley Funds since May 1999. Previously Chief
                                                              Executive Officer of Van Kampen Funds Inc. from December
                                                              2002 to July 2003, Chief Strategic Officer of Morgan Stanley
                                                              Investment Advisors Inc. and Morgan Stanley Services Company
                                                              Inc. and Executive Vice President of Morgan Stanley
                                                              Distributors Inc. from April 1997 to June 1998. Chief
                                                              Executive Officer from September 2002 to April 2003 and Vice
                                                              President from May 1997 to April 1999 of the Morgan Stanley
                                                              Funds.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  FUNDS           SERVED    DURING PAST 5 YEARS

Ronald E. Robison (66)        Executive Vice      Officer     Executive Vice President and Principal Executive Officer of
1221 Avenue of the Americas   President and       since 2003  funds in the Fund Complex. Chief Executive Officer and
New York, NY 10020            Principal                       Chairman of Van Kampen Investor Services. Managing Director
                              Executive Officer               of Morgan Stanley. Chief Administrative Officer, Managing
                                                              Director and Director of Morgan Stanley Investment Advisors
                                                              Inc., Morgan Stanley Services Company Inc. and Managing
                                                              Director of Morgan Stanley Distributors, Inc. Chief
                                                              Executive Officer and Director of Morgan Stanley Trust.
                                                              Executive Vice President and Principal Executive Officer of
                                                              the Institutional and Retail Morgan Stanley Funds. Director
                                                              of Morgan Stanley SICAV. Previously, Chief Global Operations
                                                              Officer and Managing Director of Morgan Stanley Investment
                                                              Management Inc.

Joseph J. McAlinden (62)      Executive Vice      Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   President and       since 2002  Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020            Chief Investment                Management Inc. and Morgan Stanley Investments LP and
                              Officer                         Director of Morgan Stanley Trust for over 5 years. Executive
                                                              Vice President and Chief Investment Officer of funds in the
                                                              Fund Complex. Managing Director and Chief Investment Officer
                                                              of Van Kampen Investments, the Adviser and Van Kampen
                                                              Advisors Inc. since December 2002.

Howard Tiffen (56)            Vice President      Officer     Managing Director of the Adviser and Van Kampen Advisors
1 Parkview Plaza                                  since 2000  Inc. Vice President of the senior loan funds advised by the
Oakbrook Terrace, IL 60181                                    Adviser. Prior to 1999, senior portfolio manager for Pilgrim
                                                              Investments. Associate of and a member of the Economic Club of Chicago.

Amy R. Doberman (43)          Vice President      Officer     Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                       since 2004  Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                            Management, Inc., Morgan Stanley Investment Advisers Inc.
                                                              and the Adviser. Vice President of the Morgan Stanley
                                                              Institutional and Retail Funds since July 2004 and Vice
                                                              President of funds in the Fund Complex as of August 2004.
                                                              Previously, Managing Director and General Counsel of
                                                              Americas, UBS Global Asset Management from July 2000 to July
                                                              2004 and General Counsel of Aeltus Investment Management,
                                                              Inc from January 1997 to July 2000.
Stefanie V. Chang Yu (38)     Vice President and  Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas   Secretary           since 2003  Vice President and Secretary of funds in the Fund Complex.
New York, NY 10020

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  FUNDS           SERVED    DURING PAST 5 YEARS

John L. Sullivan (49)         Chief Compliance    Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza              Officer             since 1989  August 2004. Prior to August 2004, Director and Managing
Oakbrook Terrace, IL 60181                                    Director of Van Kampen Investments, the Adviser, Van Kampen
                                                              Advisors Inc. and certain other subsidiaries of Van Kampen
                                                              Investments, Vice President, Chief Financial Officer and
                                                              Treasurer of funds in the Fund Complex. Head of Fund
                                                              Accounting for Morgan Stanley Investment Management. Prior
                                                              to December 2002, Executive Director of Van Kampen
                                                              Investments, the Adviser and Van Kampen Advisors Inc.

James W. Garrett (36)         Chief Financial     Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas   Officer and         since 2005  Chief Financial Officer and Treasurer of Morgan Stanley
New York, NY 10020            Treasurer                       Institutional Funds since 2002 and of funds in the Fund
                                                              Complex since 2005.

SHAREHOLDER INFORMATION

  Excluding deferred compensation balances as described in the Compensation Table, as of June 6, 2005, each Trustee beneficially owned equity securities of the Fund and other funds in the Fund Complex overseen by the Trustees in the dollar range amounts as specified below.

                   TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES

INDEPENDENT TRUSTEES

                                                 TRUSTEE
                               --------------------------------------------
                                 ARCH     DAMMEYER    KERR     SONNENSCHEIN
                                 ----     --------    ----     ------------
Dollar range of equity
  securities in the Fund.....  None       None       None      $1-$10,000
Aggregate dollar range of
  equity securities in all
  registered investment
  companies overseen by
  Trustee in Fund Complex....  $50,001-   over       $1-       $10,001-
                               $100,000   $100,000   $10,000   $50,000

INTERESTED TRUSTEES

                                                  TRUSTEE
                                            --------------------
                                            POWERS      WHALEN
                                            ------      ------
Dollar range of equity securities in the
  Fund....................................  None      $1-$10,000
Aggregate dollar range of equity
  securities in all registered investment
  companies overseen by Trustee in Fund
  Complex.................................  over      over
                                            $100,000  $100,000

  Including deferred compensation balances as described in the Compensation Table, as of June 6, 2005, each Trustee owned the dollar ranges of amounts of the Fund and other funds in the Fund Complex as specified below.

             TRUSTEE BENEFICIAL OWNERSHIP AND DEFERRED COMPENSATION

INDEPENDENT TRUSTEES

                                                 TRUSTEE
                              ----------------------------------------------
                                ARCH      DAMMEYER     KERR     SONNENSCHEIN
                                ----      --------     ----     ------------
Dollar range of equity
  securities and deferred
  compensation in the
  Fund......................  None        None       over       over
                                                     $100,000    $100,000
Aggregate dollar range of
  equity securities and
  deferred compensation in
  all registered investment
  companies overseen by
  Trustee in Fund Complex...  $50,001-    over       over       over
                              $100,000    $100,000   $100,000    $100,000

INTERESTED TRUSTEES

                                                   TRUSTEE
                                             -------------------
                                              POWERS     WHALEN
                                              ------     ------
Dollar range of equity securities and
  deferred compensation in the Fund........  None       over
                                                        $100,000
Aggregate dollar range of equity securities
  and deferred compensation in all
  registered investment companies overseen
  by Trustee in Fund Complex...............  over       over
                                             $100,000   $100,000

  As of June 6, 2005, to the knowledge of the Fund, no shareholder owned beneficially more than 5% of a class of the Fund's outstanding Common Shares.

  As of June 6, 2005, the following Trustees beneficially owned Common Shares of the Fund, in the amounts shown: Mr. Sonnenschein, 500 Common Shares; and Mr. Whalen, 500 Common Shares.

  As of June 6, 2005, the Trustees and executive officers of the Fund individually and as a group owned less than 1% of the outstanding Common Shares of the Fund.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 30(f) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934, as amended, require the Fund's Trustees, officers, Adviser, affiliated persons of the Adviser and persons who own more than 10% of a registered class of the Fund's equity securities to file forms with the SEC and the New York Stock Exchange reporting their affiliation with the Fund and reports of ownership and changes in ownership of shares of the Fund. These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file. Based on a review of these forms furnished to the Fund, the Fund believes that during its last fiscal year, its Trustees, officers, the Adviser and affiliated persons of the Adviser complied with the applicable filing requirements.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

  The Board of Trustees of the Fund, including a majority of the Trustees who are not "interested persons" of the Fund (as defined by the 1940 Act), has selected Deloitte & Touche LLP ("D&T") as the independent registered public accounting firm to examine the financial statements for the current fiscal year of the Fund. The selection of D&T for the current fiscal year was recommended and approved by the Fund's audit committee and approved by the Fund's Board. The Fund knows of no direct or indirect financial interest of D&T in the Fund.

AUDIT AND OTHER FEES

  The Fund and certain "covered entities" were billed the following amounts by D&T during the Fund's most recent two fiscal years.

FISCAL YEAR ENDED JULY 31, 2004

                                             NON-AUDIT FEES
                                 --------------------------------------
                        AUDIT     AUDIT-               ALL      TOTAL
ENTITY                  FEES     RELATED      TAX     OTHER   NON-AUDIT    TOTAL
------                  -----    -------      ---     -----   ---------    -----
Fund.................  $72,780   $ 21,500(3) $2,300(4)  $0    $ 23,800    $ 96,580
Covered
Entities(1)..........      N/A   $230,000(2) $    0     $0    $230,000    $230,000

FISCAL YEAR ENDED JULY 31, 2003

                                            NON-AUDIT FEES
                                 -------------------------------------
                        AUDIT    AUDIT-               ALL      TOTAL
ENTITY                  FEES     RELATED     TAX     OTHER   NON-AUDIT    TOTAL
------                  -----    -------     ---     -----   ---------    -----
Fund.................  $63,600   $     0    $2,200(4)  $0     $ 2,200    $65,800
Covered
  Entities(1)........      N/A   $95,000(2) $    0     $0     $95,000    $95,000

---------------

(1) Covered Entities include the Adviser and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund.

(2) Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

(3) Audit-Related Fees represent agreed upon procedures, and letters provided to underwriters related to the offering and issuance of preferred shares by the Fund.

(4) Tax Fees represent tax advice and compliance services provided in connection with the review of the Fund's tax return.

  The audit committee of the Board has considered whether the provision of non-audit services performed by D&T to the Fund and "covered entities" is compatible with maintaining D&T's independence in performing audit services. Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to "covered entities" to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. 100% of such services were pre-approved by the audit committee pursuant to the audit committee's pre-approval policies and procedures. The Board's pre-approval policies and procedures are included as part of the Board's audit committee charter, which was filed as Annex A to the Fund's 2004 Proxy Statement.

  Representatives of D&T will attend the Meeting, will have the opportunity to make a statement if they desire to do so and will be available to answer appropriate questions.

EXPENSES

  The Fund will bear the expense of preparing, printing and mailing the enclosed form of proxy, the accompanying Notice and this Proxy Statement and all other costs, in connection with the solicitation of proxies. The Fund will also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In order to obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Fund, the Adviser or Van Kampen, by the transfer agents of the Fund, by dealers or their representatives or by Computershare Fund Services, a solicitation firm that may be engaged to assist in proxy solicitation at an estimated cost of approximately $2,000.

SHAREHOLDER PROPOSALS

  To be considered for presentation at a shareholders' meeting, rules promulgated by the SEC generally require that, among other things, a shareholder's proposal must be received at the offices of the Fund a reasonable time before a solicitation is made. Shareholder proposals intended to be presented at the year 2006 Annual Meeting of Shareholders for the Fund pursuant to Rule 14a-8 under the Exchange Act of 1934, as amended (the "Exchange Act"), must be received by the Fund at the Fund's principal executive offices by February 20, 2006. In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Fund at the Fund's principal executive offices not later than May 6, 2006. Timely submission of a proposal does not necessarily mean that such proposal will be included. Any shareholder who wishes to submit a proposal for consideration at a meeting of the Fund should send such proposal to the Fund at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.

GENERAL

  Management of the Fund does not intend to present and does not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

  A list of shareholders of the Fund entitled to be present and vote at the Meeting will be available at the offices of the Fund, 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, for inspection by any shareholder during regular business hours for ten days prior to the date of the Meeting.

  Failure of a quorum to be present at the Meeting for the Fund may necessitate adjournment and may subject the Fund to additional expense.

  IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                       Lou Anne McInnis,
                                       Assistant Secretary

June 13, 2005

                         [VAN KAMPEN INVESTMENTS LOGO]

                                                                      VVR 05

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL      ZVKS32

                                     PROXY
                         VAN KAMPEN SENIOR INCOME TRUST
                         ANNUAL MEETING OF SHAREHOLDERS
               PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned holder of Common Shares of VAN KAMPEN SENIOR INCOME TRUST, a Massachusetts business trust (the "FUND"), hereby appoints John L. Sullivan, Lou Anne McInnis and Elizabeth A. Nelson and each of them or their respective designees,with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Monday, July 25, 2005 at 9:00 a.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Common Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein.

If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked by the undersigned on the reverse side. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT FOR THE MEETING TO BE HELD ON JULY 25, 2005.

                 PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND
                      RETURN PROMPTLY IN ENCLOSED ENVELOPE

HAS YOUR ADDRESS CHANGED?

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

VAN KAMPEN
SENIOR INCOME TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694



                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET                                VOTE-BY-TELEPHONE
                       [GRAPHIC]      OR                              [GRAPHIC]
LOG ON TO THE INTERNET AND GO TO                CALL TOLL-FREE
HTTP://WWW.EPROXYVOTE.COM/VVR                   1-877-PRX-VOTE (1-877-779-8683)

  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL      ZVKS31

    PLEASE MARK
[X] VOTES AS IN                                                             3298
    THIS EXAMPLE


1. Authority to vote for the election          ---------------------------------
   as Class I Trustees, the nominees                        VAN KAMPEN
   named below:                                        SENIOR INCOME TRUST
                                               ---------------------------------
   CLASS I TRUSTEES: (01) DAVID C. ARCH
   AND (02) HOWARD J KERR                      2. To transact such other
                                                  business as may properly
           FOR ALL [ ]       [ ] WITH-            come before the Meeting.
           NOMINEES              HOLD
                                                  Mark box at right if an [ ]
      FOR ALL                                     address change has been
      EXCEPT  [ ] _______________________         noted on the reverse side of
                  TO WITHHOLD AUTHORITY TO        this card.
                  VOTE SIDE OF THIS CARD
                  FOR ANY INDIVIDUAL NOMINEE,     THE UNDERSIGNED HEREBY
                  CHECK "FOR ALL EXCEPT" AND      ACKNOWLEDGES RECEIPT OF THE
                  WRITE THE NOMINEE'S NAME        ACCOMPANYING NOTICE OF
                  ON THE LINE ABOVE.              MEETING AND PROXY STATEMENT
                                                  FOR THE MEETING TO BE HELD
                                                  ON JULY 25, 2005.

                                                  Please sign this Proxy exactly
                                                  as your name or names appear
                                                  on the books of the Fund.
                                                  When signing as attorney,
                                                  trustee, executor,
                                                  administrator, custodian,
                                                  guardian or corporate
                                                  officer, please give full
                                                  title. If Common Shares are
                                                  held jointly, each holder
                                                  must sign.


Shareholder                            Co-owner
Signature: ____________  Date: ______  Signature: ____________  Date: ______